West Pharmaceutical Services, Inc. September 2016

Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This slide presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non- GAAP financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information. Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® and Flurotec® are trademarks or registered trademarks, and are licensed from of Daikyo Seiko, Ltd. Repatha® is a registered trademark of Amgen, Inc. Safe harbor statement 2

By your side… Pharmaceutical, biotechnology, generic and medical device companies trust West and our ability to deliver consistent high quality and technologically advanced containment and delivery solutions. We share their commitment to improving health for patients worldwide. Our mission 3 Become the world leader in integrated containment and delivery of injectable medicines

4 Injectable market $284 Billion of Annual Drug Sales $7- 8 Billion Containment & Delivery Product Sales Source: IMS and Company estimates

An integral part of the healthcare industry Top 35 Injectable biologics rely on West and Daikyo components ~ 40 Billion Components manufactured annually Top 75 Supplier to the top 75 pharmaceutical & biotech injectable companies 5

2015 Sales $1.4 billion 2015 Sales $1.4 billion 2015 Net Sales by Geography West business – at a glance 7% 39% 33% 21% Americas Europe, Middle East, Africa Asia Pacific 2015 Net Sales by Category 53% 40% 7% High-Value Components Standard Packaging Delivery Devices Contract Manufacturing P RO P RI E T A R Y P RO D U C T S 6

West's role in delivering medicines to patients

Proprietary Products

$1.1B

Stoppers
Seals
Caps
Syringe Components
Daikyo CZ Vials & Syringes
Reconstitution Systems
Self-Injection Devices




~8,000 product SKU's

$0.3B

Contract-Manufactured Products

Program Management
Injection Molding
High-volume Integrated Assemblies
Quality Systems



7

% % % % % % % % % 2011 2012 2013 2014 2015 Net Sales Sustained, consistent growth 8 2011 2012 2013 2014 2015 Adjusted Diluted EPS* (reported, $ millions) CAGR 4.8% $1,192.3 $1,399.8 CAGR 11.8% $1.17 $1.83 (Non-GAAP) Constant Currency CAGR 6.7% Comparison of Cumulative Five-Year Total Return 0 50 100 150 200 250 300 350 400 2010 2011 2012 2013 2014 2015 S&P MidCap 400 Index West Pharmaceutical Services, Inc. Source: Company estimates; *Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information.

Long-term strategy 9 Market Led and Customer Experience Operational Excellence Product and Service Differentiation Drive Shareholder Value Become the world leader in integrated containment and delivery of injectable medicines

Addressing unique needs 10 Quality – A High Bar Set By Our Customers GENERICS Speed to market Efficient manufacturing BIOLOGICS Packaging solutions for sensitive molecules Self-injection technologies PHARMA Total cost of ownership Life cycle management Quality manufacturing Design for manufacturing CONTRACT- MANUFACTURED PRODUCTS Patient Focus

West solutions: Integrated containment & delivery 11 Increasing levels of customer intimacy Increasing value to West STERILIZED WASHED COATED ADMINISTERED CAMERA INSPECTED QUALITY BY DESIGN CONTAINMENT SELF INJECTION CONTRACT MANUFACTURING INJECTION MOLDING CONTRACT MANUFACTURING MULTI-COMPONENT ASSEMBLY

Circles reflect relative size of 2015 net sales Standard Packaging High-Value Components 0% 5% 10% 15% 20% 0% 30% 60% 2015 Category Gross Margin % Proprietary Devices Contract Manufacturing 2015 GM 32.6% 5-Yr Sales CAGR 6.7% Product net sales & margin growth 2011-2015 compound annual net sales growth rates (excludes currency) > High-Value components have driven growth > Proprietary devices present significant growth opportunity > Steady Contract Manufacturing and standard packaging businesses 5 -Y ear C AG R 12 0%

 Net sales of $388 million, organic sales growth* of 8.2%  Proprietary Products organic sales growth of 8.9%  Contract-Manufactured Products organic sales growth of 5.1%  Increased operating profit margin  Reported diluted EPS of $0.60. Adjusted diluted EPS of $0.59, an increase of 26% from prior year  Global Operations – increased throughput, operational efficiencies and quality  Innovation and Technology – new product launches and approvals Q2 2016 highlights 13 * Excluding the impact from changes in foreign exchange

14 Proprietary Products, 80% of total sales GENERICS Double-digit organic sales growth BIOLOGICS High-single digit organic sales growth PHARMA High-single digit organic sales growth Mid-single digit organic sales growth CONTRACT- MANUFACTURED PRODUCTS Q2 2016 highlights 20% of total High-Value Product Offerings +17% organic sales growth

Global Operations  Q2 2016 gross margin +160 basis points over same period last year  Increased capacity utilization and efficiency levels, especially for High- Value Products  Proprietary Products backlog at June 30, 2016 was $417 million  +20% (constant currency) over prior-year quarter Waterford construction is on-track and on-budget 15 Waterford, Ireland construction site

SmartDose® technology developments  First commercial approval  Selected by Amgen for Repatha® monthly single dosing  FDA approval in July  Multiple active programs in place with additional customers  Next-generation technology in development 16

17 Engineered for Multiple Injection Modalities Designed for Biologics Developed for Quality Risk Management Launched 1-3mL NovaPure® Plunger

2016 full-year guidance ($ millions, except EPS - Non-GAAP) (1) (2) 18 Estimated 2016 Revenue Estimated Gross Profit % Proprietary Products $1,195 - $1,200 37.9% to 38.4% Contract-Manufactured Products $310 - $320 17.1% to 17.6% Consolidated $1,505 - $1,520 33.6% to 34.0 % Est. Capital Spending $150 - $175 Est. Adjusted Diluted EPS (1) $2.15 to $2.25 per share Est. Reported Diluted EPS (1) (2) $1.79 to $1.99 per share (1) Guidance includes various currency exchange rate assumptions, most significantly the euro at $1.12 for the remainder of 2016. Actual results will vary as a result of variability of exchange rates, among other items. (2) Estimated reported diluted EPS includes estimated restructuring charges of $0.23 to $0.28 per share and estimated Venezuela currency devaluation charge of $0.03 to $0.08 per share.

Building for the future Market-led strategy addressing the specific needs of pharmaceutical, biotechnology, generic and medical device customers Strong competitive position  Quality culture  Designed into regulated products  Scientific and technical expertise Global Operations expanding capacity to meet growing customer demand Proprietary products and contract manufacturing expected to drive net sales growth and margin expansion Financial strength to invest Strong balance sheet and increasing operating cash flow 19 Innovations in integrated containment and delivery driving new products and services for long-term growth Create Value for Customers, Patients, Employees and Shareholders Create Value for Customers, Patients, Employees and Shareholders

Appendix: Reconciliation of non-GAAP measures 20 2015 2014 2013 2012 2011 Diluted EPS Reported (GAAP) $1.30 $1.75 $1.57 $1.15 $1.08 Pension settlement charge 0.43 - - - - Executive retirement and related costs 0.09 - - - - License costs - 0.01 - - - Discrete tax items 0.01 0.02 0.06 0.03 0.02 Restructuring, impairment and related charges - - - 0.05 0.05 Acquisition-related contingencies - - - 0.01 (0.01) Extinguishment of debt - - - 0.14 - Special separation benefits - - - - 0.03 Diluted EPS Adjusted (Non-GAAP) $1.83 $1.78 $1.63 $1.38 $1.17

($ million, except EPS data) Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS 21 Three months ended June 30, 2016 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $61.2 $17.0 $44.7 $0.60 Restructuring and related charges (1.5) (0.5) (1.0) (0.01) Venezuela currency devaluation - (0.2) 0.2 - Adjusted (Non-GAAP) $59.7 $16.3 $43.9 $0.59 Six months ended June 30, 2016 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $91.2 $23.9 $66.9 $0.90 Restructuring and related charges 21.4 7.4 14.0 0.19 Venezuela currency devaluation 2.7 - 2.7 0.03 Adjusted (Non-GAAP) $115.3 $31.3 $83.6 $1.12 Appendix: Reconciliation of non-GAAP measures

($ million, except EPS data) Reconciliation of Net Sales to Net Sales at Constant Currency(1) (1) Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. 22 Three months ended June 30, 2016 Proprietary CM Eliminations Total Reported net sales (GAAP) $311.0 $77.2 $(0.2) $388.0 Effect of changes in currency translation rates 1.5 (0.3) - 1.2 Net sales at constant currency (Non-GAAP)(1) $312.5 $76.9 $(0.2) $389.2 Six months ended June 30, 2016 Proprietary CM Eliminations Total Reported net sales (GAAP) $601.8 $148.8 $(0.5) $750.1 Effect of changes in currency translation rates 10.4 (0.2) - 10.2 Net sales at constant currency (Non-GAAP)(1) $612.2 $148.6 $(0.5) $760.3 Appendix: Reconciliation of non-GAAP measures

(1) Guidance includes various currency exchange rate assumptions, most significantly the euro at $1.12 for the remainder of 2016. Actual results will vary as a result of exchange rate variability. Reconciliation of adjusted diluted EPS guidance to reported diluted EPS guidance 23 Full Year 2016 Guidance(1) Adjusted diluted EPS guidance $2.15 to $2.25 Estimated restructuring charges Estimated currency devaluation (Venezuela) (0.23 to 0.28) (0.03 to 0.08) Reported diluted EPS guidance $1.79 to $1.99 Appendix: Reconciliation of non-GAAP measures